Exhibit 99.2

Future Debt Maturities – As Extended [1]
Supplemental Report Addendum – December 31, 2019	(in thousands)

Core Portfolio	Total Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2020 (Remainder)	$5,705	$26,250	$31,955	$4,297	$5,833	$10,130	6.00%	6.00%	n/a
2021	5,938	4,127	10,065	4,488	825	5,313	5.25%	n/a	5.25%
2022	5,986	—	5,986	4,633	—	4,633	n/a	n/a	n/a
2023	5,068	606,151	611,219	3,843	469,106	472,949	3.10%	n/a	3.10%
2024	4,235	65,795	70,030	3,289	35,980	39,269	4.09%	4.09%	n/a
Thereafter	14,661	263,154	277,815	13,258	243,098	256,356	3.95%	4.18%	3.23%
Total	$41,593	$965,477	$1,007,070	$33,808	$754,842	$788,650

Funds	Total Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2020 (Remainder)	$3,343	$43,734	$47,077	$767	$9,727	$10,494	3.81%	n/a	3.81%
2021	3,155	238,395	241,550	710	55,612	56,322	3.96%	n/a	3.96%
2022	3,248	510,214	513,462	674	119,903	120,577	4.26%	4.75%	3.86%
2023	4,718	56,867	61,585	930	11,430	12,360	3.68%	n/a	3.68%
2024	3,411	298,631	302,042	670	61,486	62,156	3.58%	n/a	3.58%
Thereafter	253	51,917	52,170	47	9,589	9,636	3.75%	3.64%	3.77%
Total	$18,128	$1,199,758	$1,217,886	$3,798	$267,747	$271,545

__________

1.

Core and Fund debt maturities reflect the exercise of all applicable extension options, but do not reflect subsequent refinancings. As of the date of this Addendum, March 31, 2020, the Funds have extended debt aggregating $46.3 million, of which Acadia’s pro-rata share is $10.7 million.  There can be no assurance that the Company will be able to execute any or all of its future Core or Fund extension options. For contractual maturities without regard to the available exercise of extension options, refer to the Company’s complete Supplemental Report for the quarter ended December 31, 2019.

2.	Refer to the Company’s Annual Report on Form 10-K for additional information.

Portfolio Debt - Detail
Supplemental Report Addendum – December 31, 2019	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2019	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
163 Highland Avenue		$8,582	100.00%	$8,582	4.66%	02/01/24	None
Crossroads Shopping Center		64,943	49.00%	31,822	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		16,152	50.00%	8,076	4.72%	12/10/27	None
State & Washington		23,881	100.00%	23,881	4.40%	09/05/28	None
239 Greenwich Avenue		26,572	75.00%	19,929	3.88%	01/10/29	None
North & Kingsbury		12,164	100.00%	12,164	4.01%	11/05/29	None
151 North State Street		13,574	100.00%	13,574	4.03%	12/01/29	None
Concord & Milwaukee		2,650	100.00%	2,650	4.40%	06/01/30	None
California & Armitage		2,506	100.00%	2,506	5.89%	04/15/35	None
Brandywine [2]		26,250	22.22%	5,833	6.00%	07/01/16	None
Unsecured interest rate swaps [1]		410,800	100.00%	410,800	3.36%	3.1 YRS
Secured interest rate swaps [1]		100,978	90.05%	90,933	4.10%	6.5 YRS

Sub-Total Fixed-Rate Debt		842,552		755,746	3.74%

Secured Variable-Rate Debt
3104 M Street [5]		4,518	20.00%	904	Prime+50	12/10/21	None
28 Jericho Turnpike		13,416	100.00%	13,416	LIBOR+190	01/23/23	None
60 Orange Street		7,001	98.00%	6,861	LIBOR+175	04/03/23	None
Gotham Plaza		19,421	49.00%	9,516	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
330-340 River Street		11,140	100.00%	11,140	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(100,978)	90.05%	(90,933)	LIBOR+240	6.5 YRS

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		60,800	100.00%	60,800	LIBOR+115	03/31/22	2 x 6 mos.
Unsecured Term Loan		350,000	100.00%	350,000	LIBOR+125	03/31/23	None
Unsecured interest rate swaps [1]		(410,800)	100.00%	(410,800)	LIBOR+166	3.1 YRS

Sub-Total Variable-Rate Debt		164,518		32,904	LIBOR+175

Total Debt - Core Portfolio		$1,007,070		$788,650	3.73%

Funds
Fixed-Rate Debt
CityPoint [4]	Fund II	200,000	26.67%	53,340	4.75%	05/29/20	See Note [6]
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/01/25	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	648,726	20.73%	134,512	3.61%	0.5 YRS
Sub-Total Fixed-Rate Debt		856,915		189,555	3.93%

Variable-Rate Debt
Wake Forest Crossing	Fund IV	23,337	23.12%	5,396	LIBOR+160	02/14/20	2 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	03/13/20	2 x 12 mos.
650 Bald Hill Road [4]	Fund IV	16,624	20.81%	3,459	LIBOR+265	04/27/20	None
Acadia Strategic Opportunity Fund V LLC	Fund V	—	20.10%	—	LIBOR+160	05/04/20	1 x 12 mos.
Eden Square [4]	Fund IV	24,181	22.78%	5,508	LIBOR+215	06/01/20	1 x 12 mos.
17 E. 71st Street	Fund IV	18,833	23.12%	4,354	LIBOR+190	06/09/20	None
Cortlandt Crossing	Fund III	35,084	24.54%	8,610	LIBOR+275	06/19/20	2 x 12 mos.
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	28.33%	11,332	LIBOR+165	09/20/20	2 x 12 mos.

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		December 31, 2019	Percent	Amount	Rate	Maturity	Options
717 N. Michigan Avenue	Fund IV	56,700	23.12%	13,109	LIBOR+310	12/09/20	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	8,400	23.12%	1,942	LIBOR+165	12/31/20	None
640 Broadway [4]	Fund III	39,470	15.49%	6,114	LIBOR+310	01/09/21	1 x 12 mos.
New Towne Center	Fund V	16,900	20.10%	3,397	LIBOR+220	02/01/21	2 x 12 mos.
Broughton Street Portfolio	Fund IV	29,175	23.12%	6,745	LIBOR+250	05/01/21	None
Fairlane Green	Fund V	40,300	20.10%	8,100	LIBOR+190	06/05/21	2 x 12 mos.
Trussville Promenade	Fund V	29,370	20.10%	5,903	LIBOR+185	06/15/21	2 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	79,225	23.12%	18,317	LIBOR+200	06/30/21	None
146 Geary Street	Fund IV	22,900	23.12%	5,294	LIBOR+340	07/14/21	1 x 12 mos.
Restaurants at Fort Point	Fund IV	6,070	23.12%	1,403	LIBOR+235	08/25/21	None
CityPoint [4]	Fund II	19,073	26.67%	5,087	LIBOR+139	11/01/21	None
Promenade at Manassas [4]	Fund IV	25,840	22.78%	5,886	LIBOR+175	12/05/21	2 x 12 mos.
Airport Mall	Fund IV	5,334	23.12%	1,233	LIBOR+200	04/01/22	None
Colonie Plaza	Fund IV	11,713	23.12%	2,708	LIBOR+225	04/01/22	None
Dauphin Plaza	Fund IV	9,718	23.12%	2,247	LIBOR+200	04/01/22	None
Shaw's Plaza (Waterville)	Fund IV	7,636	23.12%	1,765	LIBOR+200	04/01/22	None
Wells Plaza	Fund IV	3,200	23.12%	740	LIBOR+200	04/01/22	None
CityPoint Phase III [4]	Fund II	24,225	26.67%	6,461	LIBOR+300	03/01/22	2 x 12 mos.
Dauphin Plaza	Fund IV	3,000	23.12%	694	LIBOR+200	04/01/22	None
Wells Plaza - Second Mortgage	Fund IV	2,500	23.12%	578	LIBOR+200	04/01/22	None
Paramus Plaza [4]	Fund IV	18,900	11.56%	2,185	LIBOR+175	04/26/22	None
Riverdale [4]	Fund V	32,233	17.97%	5,794	LIBOR+170	05/28/22	2 x 12 mos.
Shaw's Plaza (Windham)	Fund IV	5,702	23.12%	1,318	LIBOR+200	12/01/22	None
Mayfair Center	Fund IV	11,895	23.12%	2,750	LIBOR+200	12/01/22	2 x 12 mos.
Elk Grove Commons	Fund V	41,500	20.10%	8,342	LIBOR+150	01/01/23	1 x 12 mos.
Hiram Pavilion	Fund V	28,830	20.10%	5,795	LIBOR+190	03/05/24	None
Hickory Ridge	Fund V	30,000	20.10%	6,030	LIBOR+190	10/05/24	None
Tri-City Plaza	Fund V	30,206	18.09%	5,464	LIBOR+190	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,900	20.10%	12,241	LIBOR+170	10/24/24	None
Lincoln Commons	Fund V	38,820	20.10%	7,803	LIBOR+170	10/24/24	None
Palm Coast Landing	Fund V	26,500	20.10%	5,327	LIBOR+175	11/01/24	None
Frederick Crossing	Fund V	24,290	18.09%	4,394	LIBOR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	LIBOR+190	12/20/24	None
Frederick County Square	Fund V	15,120	18.09%	2,735	LIBOR+240	01/01/25	1 x 12 mos.
Interest rate swaps [1]	Funds II, IV & V	(648,726)	20.73%	(134,512)	LIBOR+195	0.5 YRS
Sub-Total Variable-Rate Debt		360,971		81,990	LIBOR+199
Total Debt - Funds		$1,217,886		$271,545	3.86%
Total Debt - Core Portfolio and Funds		$2,224,956		$1,060,195	3.76%

_________

1.

The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements. Fund interest rate swaps include $155.4 million of Core swaps which are not designated to specific debt instruments.

2.	See the Company’s Annual Report on Form 10-K form more information on this loan.
3.	The interest rate on the unsecured revolving credit facility excludes a 20 basis point facility fee.
4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.
6.

The contractual maturity date of this loan is May 29, 2020 (at which time the interest rate changes to Prime + 200 bps, subject to a floor of 4.75%), provided that (a) the term of the Loan automatically extends for not less than 360 days without any further action required by the borrower provided that certain customary conditions shall have been satisfied and (b) after such initial extension, the term of the loan further extends for another 360 days provided that certain customary conditions shall have been satisfied and the borrower shall have delivered to lender certain required documentation. Certain conditions and documentation referenced above for the loan extensions may require certain events be true at the time of the loan extensions and may require the initiation of additional documentation.